SHAKER FUND

                         Supplement Dated June 29, 2006
                       to Prospectus Dated August 1, 2005


On June 13, 2006, the Board of Trustees of the Fund approved the conversion of the Fund's A Shares, B Shares, and C Shares to Intermediary Shares. On or about July 31, 2006, each shareholder of A Shares, B Shares, and C Shares will receive Intermediary Shares in a dollar amount equal to his or her investment in A Shares, B Shares, and/or C Shares as of that date. Concurrent with the conversion of these share classes, the Intermediary Shares will be renamed the Shaker Fund Shares. Shaker Fund Shares will be offered to investors with no sales charges and no Rule 12b-1 distribution fees. (Please see the Fee Tables on page 7 of the Prospectus for further information concerning share class fees and expenses.) Shareholders will not be taxed as a result of the share class conversion.




                       PLEASE RETAIN FOR FUTURE REFERENCE.